Scudder EAFE Equity Index Fund                          Scudder International Equity Fund
Scudder Fixed Income Fund                               Scudder Lifecycle Long Range Fund
Scudder Flag Investors Communications Fund              Scudder Lifecycle Short Range Fund
Scudder Growth and Income Fund                          Scudder Limited-Duration Plus Fund
Scudder Health Care Fund                                Scudder Short Duration Fund
Scudder High Income Fund                                Scudder Strategic Income Fund
Scudder High Income Plus Fund                           Scudder Technology Fund
Scudder Income Fund                                     Scudder Total Return Fund



The following disclosure supplements disclosure concerning each above-listed Fund's custodian in the currently effective Statements of Additional
Information:

The Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees/Directors pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

















               Please retain this supplement for future reference.


July 28, 2005